Exhibit 99.1

Company Contact:
RELM Wireless Corporation
William Kelly, EVP & CFO
(321) 984-1414

RELM Wireless Announces 2015 Annual Meeting of Stockholders, Nomination of Directors to Stand for Election at the 2015 Annual Meeting of Stockholders and Resignation of George N. Benjamin, III

WEST MELBOURNE, FL, February 25, 2015– RELM Wireless Corporation (NYSE MKT: RWC) announced today that its Annual Meeting of Stockholders (the “Annual Meeting”) will be held on Wednesday, May 20, 2015, at 10:30 a.m., local time, at the Company’s corporate offices at 7100 Technology Drive, West Melbourne, Florida 32904. The record date for determining stockholders entitled to notice of and to participate and vote at the Annual Meeting is March 27, 2015.

The Company also announced today that George N. Benjamin, III has resigned from the Board of Directors, effective immediately. Mr. Benjamin joined the Board in 1996 and was Chairman of the Board from May 2003 to September 2014.

At the Annual Meeting the Company’s stockholders will have the opportunity to elect the following six nominees as directors of the Company’s board of directors (the “Board”), nominated by the Board today to stand for re-election at the Annual Meeting: Donald Goebert, James Henderson, Ryan Levenson, Timothy O’Neil, Benjamin Rosenzweig and David Storey.

The Company’s stockholders will also have the opportunity to consider the ratification of the appointment of BDO USA, LLP as the Company’s independent registered certified public accounting firm, an advisory vote on executive compensation, and such other business as may properly come before the meeting.

About RELM Wireless Corporation

As an American Manufacturer for more than 65 years, RELM Wireless Corporation has produced high-specification two-way communications equipment of unsurpassed reliability and value for use by public safety professionals and government agencies, as well as radios for use in a wide range of commercial and industrial applications.  Advances include a broad new line of leading digital two-way radios compliant with APCO Project 25 specifications.  RELM’s products are manufactured and distributed worldwide under BK Radio and RELM brand names. The Company maintains its headquarters in West Melbourne, Florida and can be contacted through its web site at www.relm.com or directly at 1-800-821-2900.  The Company’s common stock trades on the NYSE MKT market under the symbol “RWC”.

This press release contains certain forward-looking statements that are made pursuant to the “Safe Harbor” provisions of the Private Securities Litigation Reform Act Of 1995.  These forward-looking statements concern the Company’s operations, economic performance and financial condition and are based largely on the Company’s beliefs and expectations.  These statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  Such factors and risks include, among others, the following: changes or advances in technology; the success of our LMR product line; competition in the land mobile radio industry; general economic and business conditions, including federal, state and local government budget deficits and spending limitations; the availability, terms and deployment of capital; reliance on contract manufacturers and suppliers; heavy reliance on sales to agencies of the U.S. government; our ability to utilize deferred tax assets; retention of executive officers and key personnel; our ability to manage our growth; government regulation; business with manufacturers located in other countries; our inventory and debt levels; protection of our intellectual property rights; fluctuation in our operating results;  acts of war or terrorism; any infringement claims; provisions in our charter documents and under Nevada law that may discourage a potential takeover; maintenance of our NYSE MKT listing; and the effect on our stock price and ability to raise equity capital of future sales of shares of our common stock.. Certain of these factors and risks, as well as other risks and uncertainties, are stated in more detail in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and in the Company’s subsequent filings with the SEC.  These forward-looking statements are made as of the date of this press release, and the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.